UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549
____________
FORM 8‑K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 31, 2018

The Medicines Company
(Exact Name of Registrant as Specified in Charter)

Delaware	000-31191	04-3324394
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8 Sylvan Way Parsippany, New Jersey	07054
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (973) 290-6000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                                     ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
The Medicines Company (the "Company") held its Annual Meeting of Stockholders on May 31, 2018 (the "Annual Meeting"). At the Annual Meeting, the Company's stockholders considered and voted on the following proposals, each of which is described in more detail in the Company's 2018 Proxy Statement: (1) the election of seven directors for terms to expire at the Company's 2019 annual meeting of stockholders; (2) the amendment to the Company's 2013 stock incentive plan to increase the number of shares of common stock authorized for issuance under the plan by 5,000,000 shares; (3) the approval, on an advisory basis, of the compensation of the Company's named executive officers as presented in the 2018 Proxy Statement; and (4) the ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the current fiscal year.

The voting results at the Annual Meeting with respect to each of the matters described above were as follows:

1.
The Company's stockholders voted to elect the following individuals as directors of the Company, each for a one-year term expiring in 2019, or until their successors have been duly elected and qualified:

	For	Against	Abstain	Broker Non-Votes
Alexander J. Denner	54,599,567	6,897,306	330,191	3,700,573
Fredric N. Eshelman	57,984,647	3,514,441	327,976	3,700,573
Geno J. Germano	61,050,894	447,409	328,761	3,700,573
John C. Kelly	58,844,175	2,654,061	328,828	3,700,573
Clive A. Meanwell	58,765,229	2,733,859	327,976	3,700,573
Paris Panayiotopoulos	60,614,839	885,564	326,661	3,700,573
Sarah J. Schlesinger	61,261,662	234,727	330,675	3,700,573

2.
The amendment to the Company's 2013 stock incentive plan to increase the number of shares of common stock authorized for issuance under the plan by 5,000,000 shares was approved based upon the following votes:

For	Against	Abstain	Broker Non-Votes
57,738,794	3,766,866	321,404	3,700,573

3.	The Company's executive compensation was approved, on an advisory basis, based upon the following votes:

For	Against	Abstain	Broker Non-Votes
59,712,166	787,405	1,327,493	3,700,573

4.	The independent registered public accounting firm for the current fiscal year was ratified based upon the following votes:

For	Against	Abstain	Broker Non-Votes
64,622,887	585,185	319,565	—

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MEDICINES COMPANY

Date: June 6, 2018	By:	/s/ Stephen M. Rodin
Stephen M. Rodin
Executive Vice President and General Counsel

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